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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      March 13, 1997
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     Common Goal Health Care Pension and Income Fund L.P. II
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             (Exact name of registrant as specified in its charter)



               Delaware          0-21604      36-3644837
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           (State or other  (Commission             (IRS Employer
           jurisdiction of      File Number)           Identification
           incorporation)                              Number)
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215 Main Street, Penn Yan, New York 14527                  80112
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code       (617) 342-7070
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   N/A
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(Former name or former address, if changed since last report)

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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

     On March 13, 1997, the Board of Directors of Common Goal Capital Group,
Inc. II, the managing general partner of the Registrant (the "Managing General
Partner"), approved a loan (the "Loan") to St. Catherine's Care Center of
Tiffin, Inc., St. Catherine's Care Center of Bloomville, Inc., St. Catherine's
Care Center of Washington Court House, Inc., St. Catherine's Care Center of
Fostoria, Inc. and St. Catherine's Care Center of Findlay, Inc. (the "St.
Catherine's Entities"), affiliates of the Managing General Partner. The
Registrant has not yet funded this loan.

     This Loan is secured by third position mortgages against nursing homes owned by each of the borrowers. The purpose of the Loan is to provide funding for renovations of certain of the nursing homes.

     Under the terms of the Loan, all principal and interest due on the Loan will be paid to the Registrant. The Loan is in the form of a revolving line of credit, such that amounts once borrowed and repaid can be re-loaned. The Loan will bear interest at the rate of 13% per annum and will mature five years after the date of the Loan. Registrant will retain at least $75,000 of the loan proceeds as an interest reserve. The St. Catherine's Entities will be prohibited from making an initial advance to start work on any nursing home when the loan amount yet unadvanced is not sufficient to provide all of the amount needed for such home plus the amount needed to complete all ongoing home projects.

     The Loan is junior to first and second mortgage loans on each of the nursing homes.

     The terms of the repayment and restructuring were subject to review by Urban Information Services which issued an opinion to the Board of Directors of the Managing General Partner. The opinion states that the repayment and restructuring is fair and at least as favorable to the Registrant as could be obtained from unaffiliated borrowers in similar circumstances.



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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     COMMON GOAL HEALTH CARE PENSION
                                         AND INCOME FUND L.P. II
                                         (Registrant)


                                     By: Common Goal Capital Group, Inc. II
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                                         Managing General Partner

Date:  March 28, 1997                By: /s/ Albert E. Jenkins, III
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                                  Title: President, Chief Executive Officer
                                         and Acting Chief Financial Officer




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